UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549





                                    FORM 8-K
                                 CURRENT REPORT
                         Pursuant to Section 13 OR 15(d)
                     of the Securities Exchange Act of 1934





       Date of Report (Date of earliest event reported): December 31, 2008
             Boston Financial Qualified Housing Tax Credits L.P. IV

             (Exact name of registrant as specified in its charter)

             Massachusetts               0-19765            04-3044617
    (State or other jurisdiction        (Commission        (IRS Employer
          of incorporation)              File Number)      Identification No.)

                                 101 Arch Street
                        Boston, Massachusetts 02110-1106
               (Address of principal executive offices)(Zip Code)

      Registrant's telephone number, including area code: (617) 439-3911




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Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the reporting obligation of the registrant under any of the following provisions:


 |_| Written communications pursuant to Rule 425 under the Securities Act |_| Soliciting material pursuant to Rule 14a-12 of the Exchange Act
 |_| Pre-commencement communications pursuant to Rule 14d-2(b) Exchange Act |_| Pre-commencement communications pursuant to Rule 13e-4(c) Exchange Act



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 Item 2.01 Completion of Acquisition or Disposition of Assets.

 On July 24, 2009, in exchange for $1,850,000, the registrant completed the disposition of its Local Limited Partnership Interests in its only remaining non-cash assets: Prince Street Towers,L.P.,which owned a property in Lancaster, Pennsylvania; Sencit Town House, L.P., which owned a property in Shillington, Pennsylvania; and Allentown Towne House, L.P., which owned a property in Allentown, Pennsylvania.


 Pursuant to the terms of the Amended and Restated Agreement of Limited Partnership, dated as of April 20, 1989, governing the registrant (the "Partnership Agreement"), this sale and disposition of assets triggered a dissolution event under the Partnership Agreement.





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                                   SIGNATURES

 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        BOSTON FINANCIAL QUALIFIED HOUSING TAX
                                        CREDITS L.P. IV
                                       (Registrant)

                    By: Arch Street VIII, Inc., its Managing General Partner

Date: August 14, 2009                  By:         /s/ Michael H. Gladstone
                                                 __________________________
                                                       Michael H. Gladstone
                                                       Vice President and Clerk